UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 23, 2007 (August 20,2007)

                        DECORATOR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-7753	25-1001433
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10011 Pines Boulevard, Suite #201, Pembroke Pines, Florida     33024
       (Address of principal executive offices)       (Zip Code)

Registrant’s telephone number, including area code: (954) 436-8909

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Decorator Industries, Inc. (the "Company") has appointed William Johnson, age 47, as President of the Company, effective August 20, 2007.  Mr. Johnson had served as Controller of the Company since 1997 and as Executive Vice President of the Company since February 2007 until his appointment as President.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

Exhibit 99.1   Press release, dated August 21, 2007 issued by Decorator Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECORATOR INDUSTRIES, INC. (Registrant)

Date: August 23, 2007	By:	/s/ Michael K. Solomon
Michael K. Solomon
Vice President